Exhibit 10.1.1

FIRST AMENDMENT TO CREDIT AGREEMENT

AND

LIMITED WAIVER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Agreement”) dated as of September 4, 2013 (the “Effective Date”), is entered into by and among AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company (the “Co-Borrower”), AMEDISYS, INC., a Delaware corporation (the “Lead Borrower”, together with the Co-Borrower, the “Borrowers”), each of the Subsidiaries of the Borrowers listed on the signature pages hereof (the “Guarantors”), each of the Lenders (as such term is hereafter defined) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (the “Agent”).

PRELIMINARY STATEMENT

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Agent entered into that certain Credit Agreement dated as of October 26, 2012 (as amended from time to time, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and

WHEREAS, the Borrowers have requested that the Lenders clarify that existing and proposed rights granted with respect to certain Securities do not constitute Liens in violation of Section 7.3 of the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Lenders waive any Event of Default which may arise under Section 7.3 of the Credit Agreement; and

WHEREAS, the Borrowers and the Lenders party hereto have agreed to amend the definition of “Lien” set forth in the Credit Agreement to make such clarification; and

WHEREAS, the Agent and Lenders party hereto are willing to make the waiver and amendment, in each case, on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Limited Waiver. Subject to the terms and conditions set forth herein, the Lenders party hereto hereby waive any Event of Default which may arise under Section 7.3 of the Credit Agreement as a result of the existence of certain rights which may constitute Liens on the Securities of the Specified Entities and Amedisys Home Health, a Lawrence Medical Center Partner, LLC which may not be permitted by Section 7.3 of the Credit Agreement. The waiver set forth in this Section 1 (the “Waiver”) is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby. The Waiver is granted only with respect to any failure of the Borrowers to comply with Section 7.3 of the Credit Agreement as a result of the existence of certain rights which may constitute Liens on the Securities of the Specified Entities and

Amedisys Home Health, a Lawrence Medical Center Partner, LLC that are not permitted by Section 7.3 of the Credit Agreement and shall not apply to any violation of Section 7.3 with respect to any Liens other than the existing rights on the Securities of the Specified Entities and Amedisys Home Health, a Lawrence Medical Center Partner, LLC, in each case, as of the Effective Date, or any actual or prospective default or violation of any other provision of the Credit Agreement or any other Loan Document. The Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any matter other than those specifically and expressly waived in the Waiver.

2. Amendment to the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Lien” in its entirety as follows:

“Lien”: (a) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (b) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities, other than any such existing rights with respect to the Securities of the Specified Entities and Amedisys Home Health, a Lawrence Medical Center Partner, LLC and any purchase option, call or rights similar thereto with respect to the Securities of Amedisys Private Duty, LLC, Georgetown Hospital Home Health, LLC, Morgantown Hospice, LLC and the joint venture to be formed between Amedisys Wyoming, L.L.C. and Memorial Hospital Laramie County dba Cheyenne Regional Medical Center.

3. Conditions Precedent. The effectiveness of this Agreement and of the Waiver are subject to the satisfaction of the following conditions precedent:

(a) the Agent shall have received counterparts of this Agreement, duly executed by the Borrowers, each Guarantor and the Required Lenders; and

(b) all fees and expenses payable to the Agent and the Lenders (including the fees and expenses of counsel to the Agent) accrued to date shall have been paid in full.

4. Ratification. Each of the Borrowers and Guarantors hereby ratifies all of its obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Agreement. Nothing in this Agreement extinguishes, novates or releases any right, claim or entitlement of any of the Lenders or the Agent created by or contained in any of such documents nor is any Borrower or any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5. Representations and Warranties. Each of the Borrowers and Guarantors hereby represents and warrants to the Agent and the Lenders that (a) this Agreement has been duly executed and delivered on behalf of the Borrowers and each of the Guarantors, (b) this Agreement constitutes a valid and legally binding agreement enforceable against each of the Borrowers and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties made by it in the Credit Agreement and the Loan Documents to which it is a party are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, (d) after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or under any Loan Document; (e) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and each such Person has executed and delivered a Guaranty Agreement; and (e) the execution, delivery and performance of this Agreement has been duly authorized by each of the Borrowers and Guarantors.

6. Release and Indemnity.

(a) Each of the Borrowers and Guarantors hereby releases and forever discharges the Agent and each of the Lenders and each Affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Agreement is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrowers, the Guarantors, or their representatives and the Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by any Borrower or any Guarantor including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b) Each of the Borrowers and Guarantors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.5(b) of the Credit Agreement, and agrees that this Agreement and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

7. Counterparts. This Agreement may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Integration. This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

LEAD BORROWER:

AMEDISYS, INC., a Delaware corporation

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
President and Chief Financial Officer

CO-BORROWER:

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

GUARANTORS:

ADVENTA HOSPICE SERVICES OF FLORIDA, INC.,

a Florida corporation;

AMEDISYS HOME HEALTH, INC. OF ALABAMA,

an Alabama corporation;

AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA,

a South Carolina corporation;

AMEDISYS HOME HEALTH, INC. OF VIRGINIA,

a Virginia corporation;

BEACON PALLIATIVE CARE SERVICES, INC.,

a Delaware corporation;

HMA HOLDING, INC.,

a Delaware corporation;

HMR ACQUISITION, INC.,

a Delaware corporation;

ACCUMED HOLDING, L.L.C.,

a Delaware limited liability company;

ACCUMED GENPAR, L.L.C.,

a Texas limited liability company;

ACCUMED HOME HEALTH OF GEORGIA, L.L.C.,

a Georgia limited liability company;

ACCUMED HOME HEALTH OF NORTH TEXAS, L.L.C.,

a Texas limited liability company;

ADVENTA HOSPICE, L.L.C.,

a Florida limited liability company;

ALBERT GALLATIN HOME CARE AND HOSPICE SERVICES, LLC,

a Delaware limited liability company;

AMEDISYS AIR, L.L.C.,

a Louisiana limited liability company;

AMEDISYS ALABAMA, L.L.C.,

a Delaware limited liability company;

AMEDISYS ALASKA, LLC,

an Alaska limited liability company;

AMEDISYS ARIZONA, L.L.C.,

an Arizona limited liability company;

AMEDISYS ARKANSAS, LLC,

an Arkansas limited liability company;

Signature Page to First Amendment to Credit Agreement and Limited Waiver

AMEDISYS BA, LLC,

a Delaware limited liability company;

AMEDISYS CALIFORNIA, L.L.C.,

a California limited liability company;

AMEDISYS COLORADO, L.L.C.,

a Colorado limited liability company;

AMEDISYS CONNECTICUT, L.L.C.,

a Connecticut limited liability company;

AMEDISYS DELAWARE, L.L.C.,

a Delaware limited liability company;

AMEDISYS FLORIDA, L.L.C.,

a Florida limited liability company;

AMEDISYS GEORGIA, L.L.C.,

a Georgia limited liability company;

AMEDISYS HMA ACQUISITION, L.L.C.,

a Louisiana limited liability company;

AMEDISYS HOSPICE, L.L.C.,

a Louisiana limited liability company;

AMEDISYS IDAHO, L.L.C.,

an Idaho limited liability company;

AMEDISYS ILLINOIS, L.L.C.,

an Illinois limited liability company;

AMEDISYS INDIANA, L.L.C.,

an Indiana limited liability company;

AMEDISYS IOWA, L.L.C.,

an Iowa limited liability company;

AMEDISYS KANSAS, L.L.C.,

a Kansas limited liability company;

AMEDISYS LA ACQUISITIONS, L.L.C.,

a Louisiana limited liability company;

AMEDISYS LOUISIANA, L.L.C.,

a Louisiana limited liability company;

AMEDISYS MAINE, P.L.L.C.,

a Maine professional limited liability company;

AMEDISYS MARYLAND, L.L.C.,

a Maryland limited liability company;

AMEDISYS MASSACHUSETTS, L.L.C.,

a Massachusetts limited liability company;

AMEDISYS MICHIGAN, L.L.C.,

a Michigan limited liability company;

AMEDISYS MINNESOTA, L.L.C.,

a Minnesota limited liability company;

AMEDISYS MISSISSIPPI, L.L.C.,

a Mississippi limited liability company;

Signature Page to First Amendment to Credit Agreement and Limited Waiver

AMEDISYS MISSOURI, L.L.C.,

a Missouri limited liability company;

AMEDISYS NEBRASKA, L.L.C.,

a Nebraska limited liability company;

AMEDISYS NEVADA, L.L.C.,

a Nevada limited liability company;

AMEDISYS NEW HAMPSHIRE, L.L.C.,

a New Hampshire limited liability company;

AMEDISYS NEW JERSEY, L.L.C.,

a New Jersey limited liability company;

AMEDISYS NEW MEXICO, L.L.C.,

a New Mexico limited liability company;

AMEDISYS NORTH CAROLINA, L.L.C.,

a North Carolina limited liability company;

AMEDISYS NORTH DAKOTA, L.L.C.,

a North Dakota limited liability company;

AMEDISYS NORTHWEST, L.L.C.,

a Georgia limited liability company;

AMEDISYS OHIO, L.L.C.,

an Ohio limited liability company;

AMEDISYS OKLAHOMA, L.L.C.,

an Oklahoma limited liability company;

AMEDISYS OREGON, L.L.C.,

an Oregon limited liability company;

AMEDISYS PENNSYLVANIA, L.L.C.,

a Pennsylvania limited liability company;

AMEDISYS PRIVATE DUTY, LLC,

a Delaware limited liability company;

AMEDISYS PROPERTY, L.L.C.,

a Louisiana limited liability company;

AMEDISYS PUERTO RICO, L.L.C.,

a Puerto Rican limited liability company;

AMEDISYS QUALITY OKLAHOMA, L.L.C.,

an Oklahoma limited liability company;

AMEDISYS RHODE ISLAND, L.L.C.,

a Rhode Island limited liability company;

AMEDISYS SC, L.L.C.,

a South Carolina limited liability company;

AMEDISYS SOUTH DAKOTA, L.L.C.,

a South Dakota limited liability company;

AMEDISYS SOUTH FLORIDA, L.L.C.,

a Florida limited liability company;

AMEDISYS SPECIALIZED MEDICAL SERVICES, L.L.C.,

a Louisiana limited liability company;

Signature Page to First Amendment to Credit Agreement and Limited Waiver

AMEDISYS SP-IN, L.L.C.,

an Indiana limited liability company;

AMEDISYS SP-KY, L.L.C.,

a Kentucky limited liability company;

AMEDISYS SP-OH, L.L.C.,

an Ohio limited liability company;

AMEDISYS SP-TN, L.L.C.,

a Tennessee limited liability company;

AMEDISYS TENNESSEE, L.L.C.,

a Tennessee limited liability company;

AMEDISYS TEXAS, L.L.C.,

a Texas limited liability company;

AMEDISYS TLC ACQUISITION, L.L.C.,

a Louisiana limited liability company;

AMEDISYS UTAH, L.L.C.,

a Utah limited liability company;

AMEDISYS VENTURES, L.L.C.,

a Delaware limited liability company;

AMEDISYS VIRGINIA, L.L.C.,

a Virginia limited liability company;

AMEDISYS WASHINGTON, L.L.C.,

a Washington limited liability company;

AMEDISYS WESTERN, L.L.C.,

a Delaware limited liability company;

AMEDISYS WEST VIRGINIA, L.L.C.,

a West Virginia limited liability company;

AMEDISYS WISCONSIN, L.L.C.,

a Wisconsin limited liability company;

AMEDISYS WYOMING, L.L.C.,

a Wyoming limited liability company;

ANMC VENTURES, L.L.C.,

a Louisiana limited liability company;

ARNICA THERAPY SERVICES, L.L.C.,

a Louisiana limited liability company;

AVENIR VENTURES, L.L.C.,

a Louisiana limited liability company;

BEACON HOSPICE, L.L.C.,

a Delaware limited liability company;

BROOKSIDE HOME HEALTH, LLC,

a Virginia limited liability company;

COMPREHENSIVE HOME HEALTHCARE SERVICES, L.L.C.,

a Tennessee limited liability company;

EMERALD CARE, L.L.C.,

a North Carolina limited liability company;

Signature Page to First Amendment to Credit Agreement and Limited Waiver

FAMILY HOME HEALTH CARE, L.L.C.,

a Kentucky limited liability company;

HHC, L.L.C.,

a Tennessee limited liability company;

HOME HEALTH OF ALEXANDRIA, L.L.C.,

a Louisiana limited liability company;

HORIZONS HOSPICE CARE, L.L.C.,

an Alabama limited liability company;

HOUSECALL, L.L.C.,

a Tennessee limited liability company;

HOUSECALL HOME HEALTH, L.L.C.,

a Tennessee limited liability company;

HOUSECALL MEDICAL RESOURCES, L.L.C.,

a Delaware limited liability company;

HOUSECALL MEDICAL SERVICES, L.L.C.,

a Tennessee limited liability company;

HOUSECALL SUPPORTIVE SERVICES, L.L.C.,

a Florida limited liability company;

MC VENTURES, LLC,

a Mississippi limited liability company;

M.M. ACCUMED VENTURES, L.L.C.,

a Texas limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES INTERNATIONAL, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES MIDWEST, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF BROWARD, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF DADE, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF ERIE NIAGARA, LLC,

a New York limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF FLORIDA, LLC,

a Delaware limited liability company;

Signature Page to First Amendment to Credit Agreement and Limited Waiver

TENDER LOVING CARE HEALTH CARE SERVICES OF GEORGIA, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF ILLINOIS, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF LONG ISLAND, LLC,

a New York limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF MICHIGAN, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF NASSAU SUFFOLK, LLC,

a New York limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF NEW ENGLAND, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF PA, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF WEST VIRGINIA, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES OF WESTERN NEW YORK, LLC,

a New York limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES SOUTHEAST, LLC,

a Delaware limited liability company;

TENDER LOVING CARE HEALTH CARE SERVICES WESTERN, LLC,

a Delaware limited liability company;

TLC HOLDINGS I, L.L.C.,

a Delaware limited liability company;

TLC HEALTH CARE SERVICES, L.L.C.,

a Delaware limited liability company;

ACCUMED HEALTH SERVICES, L.P.,

a Texas limited partnership

By: ACCUMED GENPAR, LLC, its general partner;

NINE PALMS 1, LP,

a Virginia limited partnership

By: BROOKSIDE HOME HEALTH, LLC, its general

partner;

Signature Page to First Amendment to Credit Agreement and Limited Waiver

NINE PALMS 2, LLP,
a Mississippi limited liability partnership
By: MC VENTURES, LLC, its general partner

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ John Kushnerick
Name:	John Kushnerick
Title	Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Daniel Penkar
Name:	Daniel Penkar
Title	Senior Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

FIFTH THIRD BANK

By:	/s/ Joshua N. Livingston
Name:	Joshua N. Livingston
Title	Duly Authorized Signatory

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

COMPASS BANK

By:	/s/ Latrice Tubbs
Name:	Latrice Tubbs
Title	Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

BOKF, NA dba BANK OF TEXAS

By:	/s/ Gary K. Whitt
Name:	Gary K. Whitt
Title	SVP

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

RBS CITIZENS, N.A.

By:	/s/ Cheryl Carangelo
Name:	Cheryl Carangelo
Title	Senior Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

UNION BANK, N.A.

By:	/s/ Richard A. Lopatt
Name:	Richard A. Lopatt
Title	Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

REGIONS BANK

By:	/s/ Peter Little
Name:	Peter Little
Title	Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver

LENDER:

RAYMOND JAMES BANK, N.A.

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title	Senior Vice President

Signature Page to First Amendment to Credit Agreement and Limited Waiver